UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to §240.14a-12

BLUEFIRE RENEWABLES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLUEFIRE RENEWABLES, INC.

31 Musick

Irvine, California 92618

(949) 588-3767

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 19, 2013

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of BlueFire Renewables, Inc., a Nevada corporation (together with its subsidiaries, “Company”, “BlueFire”, “we”, “us” or “our”), which will be held on November 19, 2013, at 9:00 A.M. in the Lantana Room of the Norman P Murray Center located at 24932 Veterans Way, Mission Viejo, California 92692, for the following purposes:

1.	To elect four directors to hold office for a one year term and until each of their successors are elected and qualified;

2.	To ratify the appointment of DBBMcKennon as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.	To consider and conduct a non-binding advisory vote on a proposal to approve the Company’s executive compensation;

4.	To consider and conduct a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation;

5.	To consider an amendment to the Articles of Incorporation of the Company to increase the authorized shares of common stock; and

6.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

A copy of the Annual Report of the Company’s operations during the fiscal year ended December 31, 2012, is enclosed with this Proxy Statement.

The Board of Directors has fixed the close of business on October 18, 2013, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection for ten days prior to the Annual Meeting at our executive offices located at 31 Musick, Irvine, California 92618.

By Order of the Board of Directors

/s/ Arnold R. Klann
Arnold R. Klann
CEO and Chairman of the Board
November 7, 2013
Irvine, California

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YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

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BLUEFIRE RENEWABLES, INC.

31 Musick

Irvine, California 92618

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON November 19, 2013

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of BlueFire Renewables, Inc. (together with its subsidiaries, “Company”, “BlueFire”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held in the Lantana Room of the Norman P Murray Center located at 24932 Veterans Way, Mission Viejo, California 92692 on November 19, 2013, and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to BlueFire’s shareholders on November 7, 2013.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on October 18, 2013 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were 63,747,796 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 2,750 holders of record. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

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Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 31 Musick, Irvine, California 92618, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Required Vote

Representation at the Annual Meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Under the Nevada Revised Statutes, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to cumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the Board to be filled at the Annual Meeting. The four nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed ratification of our independent registered accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the ratification of the independent public accountants.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 31 Musick, Irvine, California 92618 so that stockholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of four authorized directors. A total of four directors will be elected at the Annual Meeting to serve until the next annual shareholder meeting. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the director nominees:

Arnold Klann, age 61.

Mr. Klann has been our Chairman of the Board and Chief Executive Officer since our inception in March 2006. Mr. Klann has been President of ARK Energy, Inc. and Arkenol, Inc. from January 1989 to present. Mr. Klann has an AA from Lakeland College in Electrical Engineering. BlueFire believes that Mr. Klann’s contacts in the ethanol and cellulose industries and his overall insight into our business are a valuable asset to the Company.

Necitas Sumait, age 52.

Mrs. Sumait has been our Director and Senior Vice President since our inception in March 2006. Prior to this, Mrs. Sumait was Vice President of ARK Energy/Arkenol from December 1992 to July 2006. Mrs. Sumait has a MBA in Technological Management from Illinois Institute of Technology and a B.S. in Biology from DePaul University. BlueFire believes that Mrs. Sumait’s work with, and insight into, the environmental regulation and policy of our business is a valuable asset to the Company.

Independent Directors:

Chris Nichols, age 46.

Mr. Nichols has been our Director since our inception in March 2006. Mr. Nichols is currently the Chief Sales Officer for Field Nation, LLC. Previously, Mr Nichols was the Chairman of the Board and Chief Executive Officer of Advanced Growing Systems, Inc. From 2003 to 2006, Mr. Nichols was the Senior Vice President of Westcap Securities’ Private Client Group. Prior to this, Mr. Nichols was a Registered Representative at Fisher Investments from December 2002 to October 2003. He was a Registered Representative with Interfirst Capital Corporation from 1997 to 2002. Mr. Nichols is a graduate of California State University in Fullerton with a B.A. degree in Marketing. The Company believes that Mr. Nichols’ experience in public company financing will assist us with the formation of new capital into the Company.

Joseph Sparano, age 65

Mr. Sparano currently serves as an executive advisor to the Western States Petroleum Association’s (“WSPA”) board of directors. WSPA is an non-profit trade association that represents companies that account for the bulk of petroleum exploration, production, refining, transportation and marketing in the six western states of Arizona, California, Hawaii, Nevada, Oregon and Washington. In his role as executive advisor, Mr. Sparano advises the WSPA’s President and Chairman on matters related to the trade organization’s operations and advocacy in six Western states (CA, AZ, NV, WA, OR, HI). Mr. Sparano has served in such role since January 2010, at which time he resigned as the President of the WSPA, a role in which he served since March 2003. Prior to joining the WSPA, from March 2000 to March 2003, Mr. Sparano served as the President of Tesoro Petroleum Corporation’s (“Tesoro”) West Coast Regional Business Unit and as Vice President of the company’s Heavy Fuels Marketing segment. Tesoro is an independent marketer and refiner of petroleum products. Prior to joining Teroso, from September 1990 to August 1995, Mr. Sparano served as the Chairman and Chief Executive Officer of Pacific Refining Company, a California based petroleum refining operation. Mr. Sparano graduated cum laude from the Stevens Institute of Technology, receiving a B.S. in chemical engineering. The Company believes that Mr. Sparano’s experience in both mergers and acquisitions and in representing the oil and gas industry will assist us with the formation of new strategic partnerships.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board of Directors has appointed DBBMcKennon as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending December 31, 2013. The Board of Directors seeks an indication from shareholders of their approval or disapproval of the appointment.

DBBMcKennon will audit our consolidated financial statements for the fiscal year ended December 31, 2013. Representatives of DBBMcKennon are expected to attend the Annual Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

DBBMcKennon has audited the consolidated financial statements of the Company since 2009. Our consolidated financial statements for the fiscal year ended December 31, 2008 was audited by our former registered public accounting firm McKennon Wilson & Morgan LLP (“McKennon Wilson”). In connection with the reorganization of McKennon Wilson, certain of its audit partners resigned from the McKennon Wilson and have joined DBBMcKennon. McKennon Wilson resigned as the independent auditor of the Company effective May 5, 2009. McKennon Wilson had been the Company’s auditor since September 14, 2006.

In connection with the audits of the fiscal years ended December 31, 2012, 2010, 2009 and the subsequent interim periods through June 30, 2013, there we no disagreements with DBBMcKennon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

In the event shareholders fail to ratify the appointment of DBBMcKennon, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DBBMCKENNON AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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PROPOSAL 3

NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

We are asking our stockholders to provide advisory approval of the compensation of the Named Officers, as described in the ”Executive Compensation” section of this proxy statement. While this vote is advisory, and not binding on the Company, it will provide information to our Board and Compensation Committee regarding investor sentiment about our executive compensation policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the fiscal year ending December 31, 2013 and beyond.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse our executive compensation program and policies through the following resolution:

“RESOLVED, that the compensation of the Company’s Named Officers, as disclosed pursuant to compensation disclosure rules of the Securities and Exchange Commission located in the “Executive Compensation” section of this proxy statement, and the accompanying executive compensation table and narrative discussions, is hereby APPROVED.”

The vote on this Item 3 is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board, or to create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Compensation Committee value input from stockholders and will consider the outcome of the vote when making future executive compensation decisions. The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION POLICIES AND PROCEDURES AND THE 2012 COMPENSATION PAID TO THE EXECUTIVE OFFICERS.

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PROPOSAL 4

NON-BINDING ADVISORY VOTE REGARDING THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Board and the Compensation Committee are seeking stockholder opinions on the frequency of future advisory votes regarding the Company’s executive compensation. Consistent with the intent of the Dodd-Frank Act and SEC rules, the Board is providing stockholders with the opportunity to cast a non-binding advisory vote. The compensation of the Company’s Named Officers is disclosed in the “Executive Compensation” section of this proxy statement, and the accompanying compensation tables and the related disclosures. The Board of Directors asks the stockholders to indicate the frequency with which they would like future votes. We are providing stockholders with the option of selecting a frequency of one, two or three years, or abstaining. In the interests of transparency and recognizing the importance of stockholder involvement with the Company, we recommend that our stockholders select a frequency of voting on executive compensation every one year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “EVERY ONE YEAR” FOR FUTURE ADVISORY VOTES ON THE COMPANY’S EXECUTIVE COMPENSATION.

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PROPOSAL 5

TO CONSIDER AN AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors has declared the proposed amendment to be advisable and in the best interests of the Company and its stockholders and is accordingly submitting the proposed amendment to be voted on by the stockholders. On October 18, 2013, of the 100 million currently authorized shares of Common Stock, approximately 85.2 million shares were either issued or reserved for issuance. Shares reserved for issuance included approximately 20.5 million shares reserved for the conversion of debt, and approximately 930,000 for issuance upon the exercise of outstanding warrants with expirations ranging from December 2013 to January 2016.

Based upon these issued and reserved shares of Common Stock, we currently have approximately 14.8 million shares of Common Stock remaining available for issuance in the future for other corporate purposes.

The Articles of Incorporation also authorize the issuance of one million shares of preferred stock, no par value, none of which are issued or outstanding. The proposed amendment to the Articles of Incorporation would not change the authorized number of shares of preferred stock. There are currently no plans, arrangements, commitments or understandings with respect to the issuance of any shares of preferred stock.

Text of the Amendment

We propose to amend the first paragraph of Article IV of the Articles of Incorporation so that it would read in its entirety as follows:

“Section 1: Number. The aggregate number of shares which the Corporation shall have authority to issue is Five Hundred Million (500,000,000) Common Shares, par value of $0.001 with each one share having the equivalent of one vote, and One Million (1,000,000) shares of Preferred Stock, no par value, which may be issued in one or more series at the discretion of the Board of Directors. The Board of Directors is hereby vested with authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation the dividend rate, conversion or exchange rights, redemption price and liquidation preference, of any series of shares of Preferred Stock, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series. All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Nevada Business Corporation Act”.

The only material changes that would be made to the first paragraph of Article IV, as currently in effect, would be to increase the total number of shares of Common Stock that we may issue from 100 million shares to 500 million shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE PROPSED AMENDMENT TO THE ARTICLES OF INCORPORATION.

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CORPORATE GOVERNANCE

Board Meetings and Annual Meeting Attendance

The Board of Directors met seven times during fiscal year ended December 31, 2012. No director attended less than 100% of the meetings. Additionally, the Board acted nine times by unanimous written consent in lieu of a meeting during 2012.

BlueFire encourages its directors to attend the Annual Meeting of shareholders, and all directors attended the 2012 annual meeting either in person or telephonically.

Audit Committee

Mr. Nichols currently serves as the only member of the Company’s separately designated Audit Committee, established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with Mr. Nichols chairing the committee and serving as its financial expert.

The Company’s Audit Committee held one meeting during the fiscal year ended December 31, 2012. The function of the Audit Committee, as detailed in the Audit Committee Charter, is to provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, management practices, reporting practices, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and Company management.

The independent directors meet the independence standards of the NASDAQ Stock Exchange, and the SEC.

The Audit Committee Charter is posted on the Company’s website at www.bfreinc.com and is reviewed, revised and updated on an annual basis. Upon self-evaluation and review, the Audit Committee has determined that all requirements were satisfied during the fiscal year ended December 31, 2012.

Compensation Committee

Mr. Nichols currently serves as the only member of the Compensation Committee, serving as its Chairman.

The Compensation Committee Charter is posted on the Company website, at www.bfreinc. The Compensation Committee sets the overall compensation principles for the Company, subject to annual review. The Compensation Committee may not delegate its authority. However, the Compensation Committee may retain counsel or consultants as necessary. During fiscal 2012, the Compensation Committee met one time.

The independent directors meets the independence standards of the NASDAQ Stock Exchange, the American Stock Exchange and the SEC.

The Compensation Committee establishes the Company’s general compensation policy and, except as prohibited by law, may take any and all actions that the Board could take relating to compensation of directors, executive officers, employees and other parties. The Compensation Committee’s role is to (i) evaluate the performance of the Company’s executive officers, (ii) set compensation for directors and executive officers, (iii) make recommendations to the Board on adoption of compensation plans and (iv) administer Company compensation plans. When evaluating potential compensation adjustments, the Compensation Committee solicits and considers input provided by the Chief Executive Officer relating to the performance and/or contribution to the Company’s overall performance by executive officers and other key employees.

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Nominating Committee

There are currently no members on the Company’s Nominating Committee and the Company does not currently have a functioning Nominating Committee.

The Nominating Committee was organized in March 2008. The Nominating Committee did not meet during the fiscal year ended December 31, 2012. The Nominating Committee Charter is posted on the Company’s website at www.bfreinc.com. The Company intends to appoint a chairman to the Nominating Committee as soon as practicable at which point the role of the Nominating Committee would be to identify and recommend candidates for positions on the Board of Directors. The Nominating Committee’s policies are subject to annual review.

The function of the Nominating Committee, as detailed in the Nominating Committee Charter, is to recommend to the Board the slate of director nominees for election to the Board and to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings. The Nominating Committee has established certain broad qualifications in order to consider a proposed candidate for election to the Board. The Nominating Committee has a strong preference for candidates with prior board experience with public companies. The Nominating Committee will also consider such other factors as it deems appropriate to assist in developing a board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors include judgment, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

It is the policy of the Nominating Committee to consider candidates recommended by security holders, directors, executive officers and other sources, including, but not limited to, third-party search firms. Security holders of the Company may submit recommendations for candidates for the Board. Such submissions should include the name, contact information, a brief description of the candidate’s business experience and such other information as the person submitting the recommendation believes is relevant to the evaluation of the candidate. The Nominating Committee will review all such recommendations.

The Nominating Committee will evaluate whether an incumbent director should be nominated for re-election to the Board or any Committee of the Board upon expiration of such director’s term using the same factors as described above for other Board candidates. The Nominating Committee will also take into account the incumbent director’s performance as a Board member. Failure of any incumbent director to attend at least seventy-five percent (75%) of the Board meetings held in any year of service as a Board member will be viewed negatively by the Nominating Committee in evaluating the performance of such director.

Code of Ethics

The Company has adopted a code of ethics that is applicable to our directors and officers. Our code of ethics is posted on our website and can be accessed at www.bfreinc.com.

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Director’s Compensation

The following Director Compensation Table sets forth the compensation of our directors for the fiscal year ending on December 31, 2012.

2012 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Arnold Klann

Necitas Sumait

Chris Nichols	5,000	(1)	2,040	(2)					7,040

Joseph Sparano	5,000	(1)	2,040	(2)					7,040

(1)	These fees were accrued, yet unpaid, as of December 31, 2012.

(2)	Reflects the value of shares of restricted common stock issued as compensation for serving on the Company’s board of directors for 2011 and 2012. See notes to the consolidated financial statements for valuation.

Executive Officers

NAME	AGE	POSITION	OFFICER AND/OR DIRECTOR SINCE
Arnold Klann	62	President, CEO and Director	June 2006
Necitas Sumait	53	Secretary, SVP and Director	June 2006
John Cuzens	61	SVP, Chief Technology Officer	June 2006
Chris Nichols	47	Director	June 2006
Joseph Sparano	66	Director	March 2011

In addition to the persons whose biographical information is set forth above, during 2012, the Company’s other executive officer is Mr. John Cuzens, whose biography is set forth below.

John Cuzens - Chief Technology Officer and Senior Vice President

Mr. Cuzens has been our Chief Technology Officer and Senior Vice President since our inception in March 2006. Mr. Cuzens was a Director from March 2006 until his resignation from the Board of Directors in July 2007. Prior to this, he was Director of Projects Wahlco Inc. from 2004 to June 2006. He was employed by Applied Utility Systems Inc from 2001 to 2004 and Hydrogen Burner Technology form 1997-2001. He was with ARK Energy and Arkenol from 1991 to 1997 and is the co-inventor on seven of Arkenol’s eight U.S. foundation patents for the conversion of cellulosic materials into fermentable sugar products using a modified strong acid hydrolysis process. Mr. Cuzens has a B.S. Chemical Engineering degree from the University of California at Berkeley.

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Executive Officer Compensation

The following Executive Officer Compensation Tables sets forth the compensation of our Executive Officers for the fiscal year ending on December 31, 2012.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(3)	Bonus ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Arnold Klann	2012	226,000		1,700	(1)				0	227,700
Chief Executive Officer, President	2011	226,000		0					0	226,000

Necitas Sumait	2012	180,000		1,700	(1)				0	181,700
Secretary, Vice President	2011	180,000		0					0	180,000

John Cuzens	2012	180,000							0	180,000
Treasurer, Vice President	2011	180,000							0	180,000

Christopher Scott	2012	0							0	0
Former Chief Financial Officer (2)	2011	90,000							0	90,000

(1)	Reflects the value of shares of restricted common stock issued as compensation for serving on the Company’s board of directors for 2011 and 2012. See note 10 to the consolidated financial statements for valuation.

(2)	Mr. Scott resigned from his position as Chief Financial Officer of the Company on September 23, 2011.

(3)	In 2012, due to a lack of capital, the Company accrued, but had not paid back salary in the amounts of $113,000 to Mr Klann, $90,000 to Ms Sumait, $90,000 and to Mr. Cuzens.

2012 Outstanding Equity Awards at Fiscal Year

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)

Arnold Klann

Necitas Sumait

John Cuzens

Chris Nichols

Joseph Sparano

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Family Relationships

As of November 7, 2013, there are no family relationships between or among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge and except as set forth below, during the past five years, no director or officer of the Company has been involved in any of the following: (1) Any bankruptcy petition filed by or against such person individually, or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Mr. Nichols was a director of Advanced Nurseries, Inc. (“Advanced Nurseries”), until September 2009. In March 2009, Advanced Nurseries filed for Chapter 11 bankruptcy. In September 2009, the bankruptcy was voluntarily converted into a Chapter 7 bankruptcy.

Mr. Nichols was a director of Organic Growing Systems, Inc. (“Organic”), until June 2010. In February 2010, Organic filed for Chapter 11 bankruptcy. In June 2010, the bankruptcy was voluntarily converted into a Chapter 7 bankruptcy.

Adverse Proceedings

There exists no material proceeding to which any director or officer is a party adverse to the Company or has a material interest adverse to the Company.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a). To the best of the Company’s knowledge, any reports required to be filed were timely filed as of November 7, 2013.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements for fiscal years ended December 31, 2012 and 2011, with BlueFire’s management.

The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), 2 as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant the independent accountant’s independence.

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Based on the such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s annual report on Form 10-K for the last fiscal year for filing with the SEC.

Respectfully submitted,

Chris Nichols

Audit Committee Chairman

The preceding Report of the Audit Committee will be filed with the records of the Company.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(a) Audit Fees

Aggregate fees billed by dbbmckennon for professional services rendered for the audit of our annual financial statements included in Form 10-K and review of our financial statements included in Form 10-Q for the years ended December 31, 2012 and 2011, were approximately $47,500 and $48,000, respectively.

(b) Audit-Related Fees

No fees were billed for assurance and related services reasonably related to the performance of the audit or review of our financial statements and not reported under “Audit Fees” above in the years ended December 31, 2012 and 2011.

(c) Tax Fees

Aggregate fees billed by dbbmckennon for tax services for the year ended December 31, 2012, were approximately $8,500. Aggregate fees billed by dbbmckennon for tax services for the year ended December 31, 2011, were $0.

(d) All Other Fees

Aggregate fees billed for professional services provided by dbbmckennon other than those described above were approximately $6,400 for the year ended December 31, 2012 and $10,000 for the year ended December 31, 2011. These fees were primarily for review of the Company’s registration statements and other minor due diligence projects.

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

Pursuant to the Sarbanes-Oxley Act of 2002, 100% of the fees and services provided as noted above were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

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TRANSACTIONS WITH RELATED PERSONS

Technology Agreement with Arkenol, Inc.

On March 1, 2006, the Company entered into a Technology License agreement with Arkenol, Inc. (“Arkenol”), which the Company’s majority shareholder and other family members hold an interest in. Arkenol has its own management and board separate and apart from the Company. According to the terms of the agreement, the Company was granted an exclusive, non-transferable, North American license to use and to sub-license the Arkenol technology. The Arkenol Technology, converts cellulose and waste materials into ethanol and other high value chemicals. As consideration for the grant of the license, the Company shall make a one-time payment of $1,000,000 at first project construction funding and for each plant make the following payments: (1) royalty payment of 4% of the gross sales price for sales by the Company or its sub licensees of all products produced from the use of the Arkenol Technology (2) and a one-time license fee of $40.00 per 1,000 gallons of production capacity per plant. According to the terms of the agreement, the Company made a one-time exclusivity fee prepayment of $30,000 during the period ended December 31, 2006. The agreement term is for 30 years from the effective date.

During 2008, due to the receipt of proceeds from the Department of Energy, the Board of Directors determined that the Company had triggered its obligation to incur the full $1,000,000 Arkenol License fee. The Board of Directors determined that the receipt of these proceeds constituted “First Project Construction Funding” as established under the Arkenol technology agreement. As such, the statement of operation reflects the one-time license fee of $1,000,000 and the unpaid balance of $970,000 was included in license fee payable to related party on the accompanying consolidated balance sheet as of December 31, 2008. The prepaid fee to related party of $30,000 was eliminated as of December 31, 2008. The Company repaid the $970,000 to the related party on March 9, 2009.

Asset Transfer Agreement with Ark Entergy, Inc.

On March 1, 2006, the Company entered into an Asset Transfer and Acquisition Agreement with ARK Energy, Inc. (“ARK Energy”), which is owned (50%) by the Company’s CEO. ARK Energy has its own management and board separate and apart from the Company. Based upon the terms of the agreement, ARK Energy transferred certain rights, assets, work-product, intellectual property and other know-how on project opportunities that may be used to deploy the Arkenol technology (as described in the above paragraph). In consideration, the Company has agreed to pay a performance bonus of up to $16,000,000 when certain milestones are met. These milestones include transferee’s project implementation which would be demonstrated by start of the construction of a facility or completion of financial closing whichever is earlier. The payment is based on ARK Energy’s cost to acquire and develop 19 sites which are currently at different stages of development.

Related Party Loan Agreement

On December 15, 2010, the Company entered into a loan agreement (the “Loan Agreement”) by and between Arnold Klann, the Chief Executive Officer, Chairman of the board of directors and majority shareholder of the Company, as lender (the “Lender”), and the Company, as borrower. Pursuant to the Loan Agreement, the Lender agreed to advance to the Company a principal amount of $200,000 (the “Loan”). The Loan Agreement requires the Company to (i) pay to the Lender a one-time amount equal to fifteen percent (15%) of the Loan (the “Fee Amount”) in cash or shares of the Company’s common stock at a value of $0.50 per share, at the Lender’s option; and (ii) issue the Lender warrants allowing the Lender to buy 500,000 common shares of the Company at an exercise price of $0.50 per common share, such warrants to expire on December 15, 2013. The Company has promised to pay in full the outstanding principal balance of any and all amounts due under the Loan Agreement within thirty (30) days of the Company’s receipt of investment financing or a commitment from a third party to provide $1,000,000 to the Company or one of its subsidiaries (the “Due Date”), to be paid in cash or shares of the Company’s common stock, at the Lender’s option.

On November 10, 2011, the Company obtained a line of credit in the amount of $40,000 from its Chairman/Chief Executive Officer and majority shareholder to provide additional liquidity to the Company as needed, at his sole discretion. Under the terms of the note, the Company is to repay any principal balance and interest, at 12% per annum, within 30 days of receiving qualified investment financing of $100,000 or more. As of December 31, 2012, the outstanding balance on the line of credit was approximately $15,000.

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Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee of the Board of Directors, as stated in its charter, is responsible for the review, approval or ratification of all “transactions with related persons” as that term refers to transactions required to be disclosed by Item 404 of Regulation S-K promulgated by the SEC. In reviewing a proposed transaction, the Audit Committee must (i) satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed transaction and (ii) consider all of the relevant facts and circumstances available to the Audit Committee. After its review, the Audit Committee will only approve or ratify transactions that are fair to the Company and not inconsistent with the best interests of the Company and its stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS.

As of November 7, 2013, our authorized capitalization was 101,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, $0.001 par value per share and 1,000,000 shares of preferred stock, no par value per share. As of October 25, 2013, there were 63,747,796 shares of our common stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders.

The following table sets forth, as of October 25, 2013, the number of shares of our common stock owned by (i) each person who is known by us to own of record or beneficially five percent (5%) or more of our outstanding shares, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares of our common stock beneficially owned.

Executive Officers, Directors, and More than 5% Beneficial Owners

The address of each owner who is an officer or director is c/o the Company at 31 Musick, Irvine California 92618.

Name of Beneficial Owner (1)	Number of Shares		Percent of Class (2)

Arnold Klann	15,790,668	(3)	24.58%
Chief Executive Officer, President, Chairman

Necitas Sumait	3,096,000		4.86%
Senior Vice President, Director

John Cuzens	3,058,500		4.80%
Chief Technology Officer, Senior Vice President

Chris Nichols	24,500		* %
Director

Joseph Sparano	12,000		* %
Director

All officers and directors as a group (5 persons)			34.21%

James G. Speirs	5,703,489	(4)	8.95%

All officers, directors and 5% holders as a group (6 persons)			43.09%

* denotes less than 1%

(1)	Beneficial ownership is determined in accordance with Rule 13d-3(a) of the Exchange Act and generally includes voting or investment power with respect to securities.

(2)	Figures may not add up due to rounding of percentages.

(3)	Includes warrants to purchase 500,000 shares of common stock vested at October 25, 2013.

(4)	As per Form 13G filed on February 6, 2012.

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SHAREHOLDERS COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to BlueFire Renewables, Inc., 31 Musick, Irvine, California 92618, Attention: Board of Directors.

SHAREHOLDER PROPOSALS FOR THE 2013 MEETING

Rule 14a-8 under the Securities Exchange Act of 1934, as amended, addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, proposals that stockholders intend to have included in the Company’s proxy statement and form of proxy for the 2013 Annual Meeting of Stockholders must be received by the Company no later than May 1, 2014. However, if the date of the 2013 Annual Meeting of Stockholders changes by more than 30 days from the date of the 2012 Annual Meeting of Stockholders, the deadline is a reasonable time before the Company begins to print and mail its proxy materials, which deadline will be set forth in a Quarterly Report on Form 10-Q or will otherwise be communicated to stockholders. Stockholder proposals must also be otherwise eligible for inclusion.

If a stockholder desires to bring a matter before an annual or special meeting and the proposal is submitted outside the process of Rule 14a-8, the stockholder must follow the procedures set forth in the Company’s bylaws. A copy of the Company’s bylaws setting forth the requirements for the nomination of director candidates by stockholders and the requirements for proposals by stockholders may be obtained from the Company’s Secretary at the address indicated on the first page of this proxy statement. If the date of the 2013 Annual Meeting of Stockholders is the same as the date of the 2012 Annual Meeting of Stockholders, stockholders who wish to nominate directors or to bring business before the 2013 Annual Meeting of Stockholders must notify the Company by no later than May 1, 2014. The notice must also comply with the Company’s bylaws. Notices should be directed to: BlueFire Renewables, Inc., 31 Musick, Irvine, California 92618, Attention: Secretary.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 31 Musick, Irvine, California, 92618 or by calling telephone number (949) 588-3767.

In certain cases, only one Annual Report and Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, BlueFire Renewables, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Annual Reports or Proxy Statements if they are receiving multiple copies of Annual Reports or Proxy Statements by directing such request to the same mailing address.

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OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Richard Klann, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

/s/ Arnold R. Klann
Arnold R. Klann
Chairman of the Board

Irvine, California

November 7, 2013

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

BLUEFIRE RENEWABLES, INC.

The undersigned hereby appoints Richard Klann as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on November 19, 2013, at 9:00 A.M. in the Lantana Room of the Norman P Murray Center located at 24932 Veterans Way, Mission Viejo, California 92692, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

Arnold Klann	Necitas Sumait	Chris Nichols	Joseph Sparano

Instruction: To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

The Board of Directors recommends a vote FOR Proposal Nos. 1, 3, and 5, a ratification of Proposal No. 2, and EVERY ONE YEAR on Proposal No 4.

1.	To elect four directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS	[ ] WITHHOLDS

2.	To ratify the appointment of DBBMcKennon as the independent registered public accounting firm of the Company.

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS	[ ] WITHHOLDS

3.	To approve, in a non-binding advisory vote, the compensation of the Company’s Named Officers

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS	[ ] WITHHOLDS

4.	To approve, in a non-binding advisory vote, the following frequency for future advisory votes on executive compensation

[ ] EVERY ONE YEAR	[ ] EVERY TWO YEARS	[ ] EVERY THREE YEARS	[ ] ABSTAINS

5.	To approve an amendment to the Articles of Incorporation of the Company to increase the authorized shares of common stock.

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS	[ ] WITHHOLDS

6.	To withhold the proxy’s discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

[ ] WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted as per the Directors’ recommendation on each of the proposals.

Dated:	, 2013

Signature of Shareholder	Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.

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